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                                                                EXHIBIT (23)-2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Current Report Form 8-K of The Banc Corporation to our report dated May 6, 1998 with respect to the consolidated financial statements of First Citizens Bancorp, Inc. and subsidiary which appear in the Registration Statement (Form S-4 No. 333-58493) and the Prospectus of The Banc Corporation.

                                   /s/ DUDLEY, HOPTON-JONES, SIMS & FREEMAN PLLP
                                       -----------------------------------------
                                       Dudley, Hopton-Jones, Sims & Freeman PLLP

Birmingham, Alabama
November 13, 1998